AIG RETIREMENT COMPANY I
AIG RETIREMENT COMPANY II
Money Market I Fund
Money Market II Fund
(the “Funds”)
Supplement to the Prospectuses
Participation in the U.S. Department of the Treasury’s Temporary Guarantee Program
for Money Market Funds
On October 6, 2008, the Board of Directors and Board of Trustees (the “Board”) of AIG Retirement Company I and AIG Retirement Company II, respectively, approved the participation of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program’s guarantee, which is discussed below, only applies to shareholders of the Funds as of the close of business on September 19, 2008.
Subject to certain conditions and limitations, the per share amount held by shareholders of the Funds as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event the per share net asset value falls below $0.995 (a “Guarantee Event”) and a Fund subsequently liquidates. Upon declaration of a Guarantee Event, the Fund will be required to suspend redemptions, cease sales, and cease declaration and payment of dividends. The Program guarantee only covers the number of shares of a Fund a shareholder held as of the close of business on September 19, 2008 or the number of shares a shareholder holds in the Fund if and when a Guarantee Event occurs, whichever number is less. A shareholder who has continuously maintained an account with a Fund since September 19, 2008 and through the Guarantee Event, if any, would receive $1.00 per protected share upon the liquidation of the Fund following the occurrence of a Guarantee Event. The total guaranteed payments that may be made by the U.S. Department of the Treasury under the Program, for all money market funds participating in the Program, is dependent upon the availability of assets in the Treasury’s Exchange Stabilization Fund, which is currently valued at approximately $50 billion.
Participation in the Program until December 18, 2008 requires a payment to the U.S. Department of the Treasury in the amount of 0.015% of the net asset value of the Money Market I Fund and 0.01% of the net asset value of the Money Market II Fund as of the close of business on September 19, 2008. The cost to participate in the Program will be borne by each Fund subject to the expense limitations currently in effect for the Funds.
The Secretary of the Treasury may extend the Program beyond its initial three-month term through the close of business on September 18, 2009. If the Program is extended, the Board will consider whether the Funds should continue to participate in the Program. If a Guarantee Event occurs after the Program expires, or, if sooner, after a Fund ceases to participate in the Program, neither that Fund nor any shareholder will be entitled to any payment under the Program.
More information about the Program is available at http://www.ustreas.gov.
Date: October 8, 2008
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